EXHIBIT 21
SUBSIDIARIES OF THE REGISTRANT
IBERIABANK Corporation, a Louisiana corporation, is a bank holding company that has elected to become a financial holding company. The table below sets forth all of IBERIABANK Corporation’s subsidiaries as to state or jurisdiction of organization. All of the subsidiaries listed below are included in the consolidated financial statements, and no separate financial statements are submitted for any subsidiary.

Subsidiary	State or Jurisdiction of Organization

IBERIABANK	Louisiana
Acadiana Holdings, L.L.C.	Louisiana
CB Florida CRE Holdings, LLC	Florida
CB Florida RRE Holdings, LLC	Florida
CSB Alabama CRE Holdings, LLC	Alabama
CSB Alabama RRE Holdings, LLC	Alabama
CSB Florida CRE Holdings, LLC	Florida
CSB Florida Overlook Holdings, LLC	Florida
CSB Florida RRE Holdings, LLC	Florida
Finesco, L.L.C.	Louisiana
IB SPE Management, Inc.	Delaware
IBERIABANK Mortgage Company*	Arkansas
IBERIABANK Insurance Services, L.L.C.	Louisiana
Iberia Financial Services, L.L.C.	Louisiana
Iberia Investment Fund I, LLC	Louisiana
Iberia Investment Fund II, LLC	Louisiana
Jefferson Insurance Corporation	Louisiana
Lee Cape, LLC	Florida
Liberty Bancorp Denning LLC	Florida
840 Denning LLC	Florida
Mercantile Capital Corporation Inc.	Florida
OB Copperhead LLC	Florida
OB Florida CRE Holdings, LLC	Florida
OB Florida RRE Holdings, LLC	Florida
OB RFB LLC	Florida
SB Florida CRE Holdings, LLC	Florida
SB Florida RRE Holdings, LLC	Florida
Security Mutual Financial Services, Inc.	Alabama
Capital South Insurance Inc.	Alabama
SB Florida Industrial Holdings LLC	Florida
IB Holdings LLC	Louisiana
Family Investment Services Inc.	Louisiana
First Private Residential Services Inc.	Texas
OB Marina LLC	Louisiana

Lenders Title Company	Arkansas
Asset Exchange, Inc.	Arkansas
United Title of Louisiana, Inc.	Louisiana
United Title & Abstract, L.L.C.	Louisiana

United Title of Alabama, Inc.	Alabama
American Abstract and Title Company, Inc.	Arkansas

1887 Leasing, LLC	Louisiana
IB Aircraft Holdings, LLC	Delaware
IBERIA Capital Partners L.L.C.	Louisiana
IBERIA CDE, L.L.C.	Louisiana
IBERIA Asset Management, Inc.	Louisiana
IBERIABANK Statutory Trust I	Connecticut
IBERIABANK Statutory Trust II	Connecticut
IBERIABANK Statutory Trust III	Delaware
IBERIABANK Statutory Trust IV	Delaware
IBERIABANK Statutory Trust V	Delaware
IBERIABANK Statutory Trust VI	Connecticut
IBERIABANK Statutory Trust VII	Connecticut
IBERIABANK Statutory Trust VIII	Delaware
American Horizons Statutory Trust I	Connecticut
Omni Statutory Trust II	Connecticut
Omni Statutory Trust II	Connecticut
Georgia Commerce Bancshares Capital Trust I	Delaware

* IBERIABANK Mortgage Company was merged into IBERIABANK effective January 1, 2017.